UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2017

GLEN BURNIE BANCORP

(Exact name of registrant as specified in its charter)

Maryland	0-24047	52-1782444
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

101 Crain Highway, S.E., Glen Burnie, Maryland 21061

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 766-3300

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	⁭ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Glen Burnie Bancorp (the “Company”) previously filed a Current Report on Form 8-K (the “Current Report”) with the Securities and Exchange Commission on May 11, 2017 to report the results of stockholder votes at the Company’s Annual Meeting of Stockholders held on May 11, 2017. The purpose of this amendment to the Current Report is to correct the description of the matters submitted to the stockholders for a vote. Except for the foregoing, this Form 8-K/A effects no other changes to the Current Report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Glen Burnie Bancorp (the “Company”) was held on May 11, 2017. The matters submitted to the stockholders for a vote were: (i) the election of four directors; and (ii) the authorization to accept the recommendation of the Company’s Audit Committee with respect to the selection of an independent auditing firm for the Company’s fiscal year ending December 31, 2017. The nominees submitted for election as directors were John E. Demyan, Charles Lynch, Jr., F. W. Kuethe, III, and Mary Lou Wilcox.

(i)	The following are the voting results (in number of shares) with respect to the election of directors:

Name	For	Withhold	Broker Non Votes
John E. Demyan	1,544,043	274,746	520,505
Charles Lynch, Jr.	1,582,031	236,758	520,505
F. W. Kuethe, III	1,537,285	281,504	520,505
Mary Lipin Wilcox	1,551,693	267,096	520,505

As a result, all of the nominees were elected to serve as directors for terms of three years each and until their successors are duly elected and qualified. Directors not up for re-election and continuing in office after the Meeting are: Andrew Cooch, Norman E. Harrison, Jr., John D. Long, Edward L. Maddox, Thomas Clocker, F. William Kuethe, Jr. and Karen B. Thorwarth.

(ii)	The results of the vote on the proposal to authorize selection of an auditor were as follows:

For	Against	Abstain	Broker Non-Votes
2,317,906	9,950	11,438	0

As a result, the proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLEN BURNIE BANCORP
(Registrant)

Date: May 15, 2017	By:	/s/ John D. Long
John D. Long
Chief Executive Officer